Filed under Rule 497(e) and Rule 497(k)

Registration No. 333-53589

VALIC Company II

Mid Cap Value Fund

(the "Fund")

Supplement dated August 14, 2020 to the Fund's Summary Prospectus and Prospectus

dated January 1, 2020, as supplemented and amended to date

At a meeting held on August 3-4, 2020, the Board of Trustees of VALIC Company II approved an amendment to the Investment Sub-Advisory Agreement (the "Subadvisory Agreement") between The Variable Annuity Life Insurance Company ("VALIC") and Wellington Management Company LLP with respect to the Fund. The amendment reduces the fees payable by VALIC under the Subadvisory Agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.